Exhibit 21.1
SUBSIDIARIES OF PLANET FITNESS, INC.

Entity	Jurisdiction
Planet Fitness, Inc.	Delaware
TSG A AIV III Holdings, L.P.	Delaware
Planet Fitness GP, LLC	Delaware
Pla-Fit Holdings, LLC	Delaware
Planet Intermediate, LLC	Delaware
Planet Fitness Holdings, LLC	New Hampshire
Planet Fitness SPV Guarantor LLC	Delaware
Planet Fitness Master Issuer LLC	Delaware
Planet Fitness Franchising LLC	Delaware
Planet Fitness Distribution LLC	Delaware
Planet Fitness Assetco LLC	Delaware
Planet Fitness Australia Pty Ltd	Australia
Planet Fitness Australia Franchise Pty Ltd	Australia
Planet Fitness Australia Equipment Pty Ltd	Australia
Planet Fitness Australia Holdings, LLC	New Hampshire
PFIP International	Delaware
Planet Fitness International Franchise	Delaware
Planet Fitness Equipment LLC	New Hampshire
Pla-Fit Canada Inc.	Canada
Pla-Fit Canada Franchise Inc.	Canada
Pla-Fit Canada Equipment, Inc.	Canada
Pla-Fit Franchise LLC	New Hampshire
PFIP, LLC	New Hampshire
Planet Fitness NAF, LLC	New Hampshire
Planet Fitness Realco, LLC	New Hampshire
Planet Fitness Mexico Holdings, LLC	New Hampshire
Planet Fitness Mexico S. DE R.L. DE C.V.	Mexico
Pla-Fit Health LLC	New Hampshire
PF Coventry, LLC	New Hampshire
Pla-Fit Health NJNY LLC	New Hampshire
Bayonne Fitness Group, LLC	New Jersey
Bayshore Fitness Group LLC	New York
601 Washington Street Fitness Group, LLC	New York
Levittown Fitness Group, LLC	New York
Long Island Fitness Group, LLC	New York
Melville Fitness Group, LLC	New York
Peekskill Fitness Group, LLC	New York
Carle Place Fitness LLC	New York
Edison Fitness Group LLC	New Jersey

1040 South Broadway Fitness Group	New York
JFZ LLC	New Hampshire
Pla-Fit Colorado LLC	New Hampshire
PF Derry LLC	New Hampshire
PFCA LLC	New Hampshire
PF Vallejo, LLC	California
Pizzazz, LLC	Pennsylvania
PFPA, LLC	Pennsylvania
PF Kingston, LLC	Pennsylvania
Pla-Fit Warminster LLC	Pennsylvania
Pizzazz II, LLC	Pennsylvania
PF Greensburg LLC	Pennsylvania
PF Erie LLC	Pennsylvania
Planet Fitness Disaster Relief Fund	New Hampshire
Sunshine Fitness Growth Holdings, LLC	Delaware
Sunshine Fitness Thomaston, LLC	Florida
Sunshine Intermediate, LLC	Delaware
Sunshine Sub, LLC	Delaware
Sunshine Fitness Centers, LLC	Delaware
Sunshine Fitness Altamonte, LLC	Florida
Sunshine Fitness Management, LLC	Florida
Sunshine Fitness Holdings, LLC	Florida
Sunshine Fitness Apopka, LLC	Florida
Sunshine Fitness Orlando, LLC	Florida
Sunshine Fitness Cocoa, LLC	Florida
Sunshine Lake Mary, LLC	Florida
Sunshine Fitness Ocoee, LLC	Florida
Sunshine Fitness Belle Isle, LLC	Florida
Sunshine Spa Orlando, LLC	Florida
Sunshine Fitness Orange City, LLC	Florida
Sunshine Fitness Oviedo, LLC	Florida
Sunshine Fitness St. Cloud, LLC	Florida
Sunshine Fitness Albany, LLC	Florida
Sunshine Fitness Auburndale, LLC	Florida
Sunshine Fitness Augusta, LLC	Florida
Sunshine Fitness Augusta 2, LLC	Florida
Sunshine Fitness Bayonet Point, LLC	Florida
Sunshine Fitness Brunswick, LLC	Florida
Sunshine Fitness Central Georgia ADA, LLC	Florida
Sunshine Fitness Clermont, LLC	Florida
Sunshine Fitness Crestview, LLC	Florida
Sunshine Fitness Rio Pinar, LLC	Florida
Sunshine Fitness Warner Robins, LLC	Florida

Sunshine Fitness Arden, LLC	Florida
Sunshine Fitness Asheville, LLC	Florida
Sunshine Fitness Inverness, LLC	Florida
Sunshine Fitness Lake Wales, LLC	Florida
Sunshine Fitness Marianna, LLC	Florida
Sunshine Fitness Milledgeville, LLC	Florida
Sunshine Fitness Milton, LLC	Florida
Sunshine Fitness New Smyrna Beach, LLC	Florida
Sunshine Fitness North Augusta, LLC	Florida
Sunshine Fitness Orlando Lee Rd, LLC	Florida
Sunshine Fitness Pensacola West, LLC	Florida
Sunshine Fitness Perry, LLC	Florida
Sunshine Fitness Sebring, LLC	Florida
Sunshine Fitness Spindale, LLC	Florida
Sunshine Fitness Statesboro, LLC	Florida
Sunshine Fitness Vidalia, LLC	Florida
Sunshine Fitness Wesley Chapel, LLC	Florida
Sunshine Fitness Winter Springs, LLC	Florida
Sunshine Fitness Zephyrhills, LLC	Florida
Sunshine Fitness Crystal River, LLC	Florida
Sunshine Fitness Fashion Square, LLC	Florida
Sunshine Fitness Eustis, LLC	Florida
Sunshine Fitness Davenport, LLC	Florida
Sunshine Fitness Dr. Phillips, LLC	Florida
Sunshine Fitness Dublin, LLC	Florida
Sunshine Fitness Columbus 1, LLC	Florida
Sunshine Fitness Columbus 2, LLC	Florida
Sunshine Fitness Fort Walton Beach, LLC	Florida
Sunshine Fitness Hinesville, LLC	Florida
Sunshine Fitness Holden, LLC	Florida
Sunshine Fitness Jesup, LLC	Florida
Sunshine Fitness Kissimmee, LLC	Florida
Sunshine Fitness Kissimmee VSS, LLC	Florida
Sunshine Fitness Kissimmee 2, LLC	Florida
Sunshine Fitness Leesburg, LLC	Florida
Sunshine Fitness Longwood, LLC	Florida
Sunshine Fitness Pensacola East, LLC	Florida
Sunshine Fitness Palm Bay, LLC	Florida
Sunshine Fitness Opelika, LLC	Florida
Sunshine Fitness Orlando (S. Orange Blossom Trail), LLC	Florida
Sunshine Fitness Narcoossee, LLC	Florida
Sunshine Fitness North Florida ADA, LLC	Florida
Sunshine Fitness Metrowest, LLC	Florida

Sunshine Fitness Macon, LLC	Florida
Sunshine Fitness Pensacola North, LLC	Florida
Sunshine Fitness Pensacola, LLC	Florida
Sunshine Fitness Phenix City, LLC	Florida
PF Palmetto Holdings. LLC	Delaware
PF Florence, LLC	South Carolina
PF Florence 2, LLC	Florida
PF Gaffney, LLC	Florida
PF Greenville, LLC	South Carolina
PF Greenville2, LLC	South Carolina
PF Greenville3, LLC	Florida
PF Greer, LLC	Florida
PF Spartanburg, LLC	South Carolina
Spartanburg West, LLC	South Carolina
Hendersonville Fitness, LLC	North Carolina
Greenville Marketing, LLC	North Carolina
Berea Fitness, LLC	South Carolina
Lexington Fitness, LLC	South Carolina
PF Simpsonville, LLC	South Carolina
PF Columbia2, LLC	South Carolina
PF Columbia1, LLC	South Carolina
PF York, LLC	Florida
Sunshine Fitness Waynesville, LLC	Florida
Dowler Holdings, LLC	Delaware
GSH West Palm East, LLC	Florida
The A Team, LLC	Florida
PF Clover, LLC	Florida
PF NC Mint Hill, LLC	Florida
PF NC Holdings, LLC	Florida
PF NC7, LLC	Florida
PF NC 12 Camfield, LLC	Florida
PF NC8, LLC	Florida
PF NC6, LLC	Florida
PF NC 10-Matthews, LLC	Florida
PF NC9, LLC	Florida
PF NC5, LLC	Florida
PF NC 11-Tryon, LLC	Florida
PF NC4, LLC	Florida
PF NC1, LLC	Florida
PF NC2, LLC	Florida
PF NC3, LLC	Florida
PF FL 14, LLC	Florida
PF FL 12, LLC	Florida

PF FL 13, LLC	Florida
PF FL 15, LLC	Florida
PF FL 16, LLC	Florida
PF FL Fort Pierce, LLC	Florida
PF Stuart (Stuart Crossings), LLC	Florida
Anchor Fitness, LLC	Delaware
Harbor Health Club, LLC	South Carolina
Coastline Fitness, LLC	South Carolina
Great Bay Fitness, LLC	South Carolina
Coastal Fitness, LLC	Georgia
Breakwater Fitness, LLC	South Carolina
Blue Water Fitness, LLC	South Carolina
Lighthouse Fitness, LLC	South Carolina
Shoreline Fitness, LLC	Georgia
Seacoast Fitness, LLC	South Carolina
Riptide Fitness, LLC	Georgia
Bluefin Fitness, LLC	South Carolina
Blue Ocean Fitness, LLC	South Carolina
Bayside Fitness, LLC	South Carolina
PF SC Goose Creek, LLC	Florida
PF SC North Myrtle Beach, LLC	Florida
PF SC Myrtle Beach 2, LLC	Florida
PF SC Hilton Head, LLC	Florida
Sunshine Fitness Savannah, LLC	Florida
Montgomery Fitness Group, LLC	Delaware
Sunshine Fitness Montgomery, LLC	Delaware
Sunshine Fitness Montgomery 2, LLC	Florida
Sunshine Fitness Prattville 2, LLC	Florida
Sunshine Fitness Prattville, LLC	Delaware